              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report          October 20, 2000


                   REVOLVING HOME EQUITY LOAN TRUST 1995-2
   (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                 HOUSEHOLD FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware              0-20695            Not Applicable
 (State or other juris-  (Commission File Number  (IRS Employer
diction of incorporation     of Registrant)      Identification
of Master Servicer)                                Number of
                                                  Registrant)


       2700 Sanders Road, Prospect Heights, Illinois  60070
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code 847/564-5000





                                 Exhibit Index appears on page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

          99(a) Monthly Servicing Report to Trustee dated October 20, 2000 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and
                    Servicing Agreement") among HFC Revolving
                    Corporation, as Seller, Household Finance
                    Corporation, as Servicer, and First National
                    Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1995-2.





                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1995-2 by the undersigned hereunto duly authorized.



                    HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    REVOLVING HOME EQUITY LOAN TRUST 1995-2
                                (Registrant)




                      By:   /s/ J. W. Blenke
                            J. W. Blenke
                            Authorized Representative


Dated:   October 30, 2000

                          EXHIBIT INDEX




Exhibit
Number    Exhibit

99(a) Monthly Servicing Report to Trustee dated October 20, 2000 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1995-2.